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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-110573, 333-43336, 333-80255, 333-72441,
333-69855, 333-48779, 333-48767, 333-48765, 333-27983, 333-04291, 33-64094,
33-64278, 33-93106) of Express Scripts, Inc. of our report dated February 20, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
St. Louis, Missouri
February 24, 2004